                         ANNUAL REPORT / OCTOBER 31 2001

                          AIM CAPITAL DEVELOPMENT FUND


                                 [COVER IMAGE]

                                [AIM FUNDS LOGO]

                            --Registered Trademark--

                                 [COVER IMAGE]

                      -------------------------------------

                   UNION SQUARE GREENMARKET BY PATTI MOLLICA

       SMALL-BUSINESS ENTERPRISES ARE FREQUENTLY FOUND NESTLED AMONG TALL

      SKYSCRAPERS HOUSING LARGE MULTINATIONAL CORPORATIONS. SOME OF THESE

      SMALLER BUSINESSES EVENTUALLY CARVE OUT THEIR OWN PARTICULAR NICHES

        IN THE MARKET AND EXPERIENCE STRONG EARNINGS GROWTH. THAT'S THE

         KIND OF COMPANY WE ENDEAVOR TO OWN IN AIM CAPITAL DEVELOPMENT

                   FUND--SMALL AND MID-SIZE FIRMS WITH STRONG

                          LONG-TERM GROWTH PROSPECTS.

                      -------------------------------------

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Capital Development Fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ from that of its Class A shares due to different sales-charge structure and class expenses.
o Investing in small and mid-size companies may involve greater risk and potential reward than investing in more established companies. Also, small companies may have business risk, significant stock-price fluctuations and illiquidity.
o The fund may participate in the initial public offering (IPO) market in some market cycles. Because of the fund's small asset base, any investment the fund may make in IPOs may significantly increase the fund's total return. As the fund's assets grow, the impact of IPO investments will decline, which may decrease the fund's total return.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Dow Jones Industrial Average (the Dow) is a price-weighted average of 30 actively traded blue chip stocks.
o The unmanaged Lipper Mid-Cap Core Fund Index represents an average of the performance of the 30 largest mid-capitalization core funds tracked by Lipper, Inc., an independent mutual fund performance monitor.
o The MSCI World Index is a group of global securities tracked by Morgan Stanley Capital International.
o The National Association of Securities Dealers Automated Quotation System Composite Index (the Nasdaq) is a market-value-weighted index comprising all domestic and non-U.S.-based common stocks listed on the Nasdaq system.
o The unmanaged Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.
o The unmanaged Russell Midcap Index represents the performance of the stocks of domestic mid-capitalization companies.
o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) represents the performance of the U.S. stock market.

An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges or fund expenses.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR
      GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                   YOUR MONEY.

   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                   Dear Fellow Shareholder:

                   We understand how challenging the fiscal year covered by this
[PHOTO OF          report--October 31, 2000, to October 31, 2001--has been. Even
ROBERT H.          before September's terrorist attacks, the slowdown in the
GRAHAM]            economy and equity markets had been more persistent than
                   anyone anticipated. Domestically, the S&P 500 lost 24.89% over the year while the Nasdaq Composite fell 49.84%. There was no comfort overseas--the MSCI World Index declined
                   25.51%. Growth-oriented investing was particularly out of favor, but value-oriented investing also ended up with negative returns.
                       As usually occurs during difficult stock markets,
                   fixed-income investments, particularly high-quality ones, did well. The broad-based Lehman Aggregate Bond Index was up
                   14.56% for the year.
                       To give you some idea of how harsh the equity environment
                   has been, for major domestic and global benchmarks--the S&P
500, the Dow Jones Industrials, the Nasdaq and the MSCI World--the year ended October 31 was the worst one since the famous bear market of 1973-74. It was also the first year since 1990 during which both the S&P 500 and the MSCI World declined.

YOUR FUND'S PERFORMANCE
Although your fund's total return for the fiscal year was negative, AIM Capital Development Fund did relatively well compared to its market benchmark. For example, at net asset value Class A shares lost 21.76% while the Russell 2500 Index declined 33.11%. The fund's strategy of diversifying its holdings helped mitigate the effects of the downturn.
    The following pages contain your portfolio managers' discussion of how they managed the portfolio, how markets affected the fund, and the fund's long-term record. If you have questions or comments, please contact us through our Web site, www.aimfunds.com.

NATIONAL AND MARKET RESILIENCE: GOOD REASONS FOR OPTIMISM
Into the trying economic environment of 2001 came the unthinkable attacks of September 11. Our stock markets closed for nearly a week, and consumer confidence was rattled. As the fiscal year closed, the United States was at war and markets were in a cautious mood.
    But as I write, about 12 weeks after the attacks and just over a month after the fiscal year closed, the war is going very well indeed, and the main domestic benchmarks--the Dow Industrials, the S&P 500 and the Nasdaq--are rebounding. All three had reached their year-to-date low for 2001 on September 21. From that low, as of December 7 the Dow was up more than 22%, the S&P more than 20%. The Nasdaq, typically subject to wider swings, was up more than 42%.
    Historically, a rising stock market has presaged better times in the economy. So all in all, there is good reason to believe 2002, and the years ahead, will prove more agreeable than 2001 has been. The market we have just been through is unlike anything we have seen in a generation, but our long-term economic story is a resounding success, and America's potential remains unlimited.

WHAT SHOULD INVESTORS DO NOW?
In view of the September 11 events and the bear market in equities, many of our shareholders have asked us what they should do about their investments. We at AIM intend to stay concentrated on the long term--which we consider the most advisable course for our shareholders too.
    Abruptly changing your portfolio on the basis of short-term events and market moves is rarely beneficial. As we have reminded shareholders on many occasions, if you pull out of the market for a short period and miss a few of its best days, odds are your long-term returns will be adversely affected. And portfolio diversification, as the disparate performance of equity and fixed-income investments during this fiscal year shows, remains critical to any investment plan. Now more than ever, we encourage you to stay in touch with your financial advisor, who is familiar with your goals and time horizon and can help you stay focused on those goals.
    We understand that our shareholders are relying on us for the growth of their investments, and we want you to know that all of us are working diligently to that end. Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman
December 10, 2001

TERRORIST ATTACKS COMPOUND DIFFICULT MARKET

FOR MOST OF THE YEAR, MID-CAP STOCKS STRUGGLED. HOW DID AIM CAPITAL DEVELOPMENT FUND PERFORM?
The fund's performance was hurt by the protracted downturn in mid-cap stocks--a decline that was aggravated by the terrorist attacks of September 11. Excluding sales charges, total returns for Class A, Class B and Class C shares were -21.76%, -22.29% and -22.30%, respectively, for the fiscal year ended October 31, 2001. These returns were comparable to those of other funds that invest in mid-cap core stocks. Over the same period, the Lipper Mid-Cap Core Fund Index returned -18.84%. The fund rebounded as the fiscal year ended.
    From the market low on September 21 through the end of the fiscal year, the fund posted returns (excluding sales charges) of 7.46% for Class A shares and 7.31% for Class B and Class C shares.
    Despite the difficult market environment for mid-cap stocks, the fund's long-term performance remains solid, as illustrated by the chart found later in this report.

WHAT WERE SOME OF THE MAJOR TRENDS IN THE STOCK MARKET?
The September terrorist attacks in New York and in the Washington, D.C., area compounded an already difficult market for mid- and small-cap core and growth stocks and the economy in general. Even before the attacks, mid- and small-cap core and growth stock indexes had been declining for more than a year. Concern over deteriorating corporate earnings, a slowing economy and rising unemployment caused market indexes to drop. Company after company reported declining earnings as formerly robust economic expansion ground to a halt, and the possibility of a recession loomed.
    Following the attacks, stock markets were closed for nearly a week--the longest suspension of trading activity since the Great Depression of the 1930s. After markets reopened on September 17, mid- and small-cap stock indexes dropped sharply. However, mid- and small-cap core and growth stocks recouped some of their losses in October as the Federal Reserve Board (the Fed) approved its ninth interest-rate cut of 2001, reducing the key federal funds rate to 2.5%--its lowest level since 1962. Additionally, the United States and its allies took military action against terrorist positions in Afghanistan. Still, the threat of terrorism, particularly in its biological form, remained very real, causing markets to remain volatile as the fiscal year ended.
    For most of the reporting period, value stocks outperformed core and growth stocks as investors sought attractively priced issues. Still, only small-cap value stocks had positive returns for the fiscal year. In general, the fiscal year was the worst for all categories of growth stocks since the aftermath of the market crash of 1929 and the bear market of 1973-74. Buoyed by Fed rate cuts, which had the potential to boost corporate profitability, core and growth stocks rallied in April and again in October.

HOW DID YOU MANAGE THE FUND?
We diversified the fund's holdings over several sectors. While nearly every market sector sustained losses during the fiscal

FUND AT A GLANCE
AIM Capital Development Fund seeks long-term growth of capital through investments in the stocks of small and medium-sized companies.

INVESTMENT STYLE: GROWTH-AT-A-REASONABLE PRICE--GARP
(Draws on the strength of both value and growth investing to identify companies with strong growth prospects and attractive valuations)

o Invests in a diverse mix of small- and medium-size companies with strong and improving fundamentals, including those that may be in out-of-favor sectors or have potential not yet recognized by investors
o Invests in a broadly diversified portfolio to minimize the impact of a downturn in any one industry
o   Marked its fifth anniversary in 2001

FUND vs. INDEX

                                  [BAR CHART]

================================================================================
RESULTS OF A $10,000 INVESTMENT
6/17/96 (inception)-10/31/01
Including sales charges

FUND CLASS A SHARES       $16,114

RUSSELL 2500 INDEX        $15,465

Index performance is from 6/30/96-10/31/01

================================================================================

PORTFOLIO COMPOSITION
As of 10/31/01, based on total net assets

=================================================================================================
TOP 10 EQUITY HOLDINGS                             TOP 10 INDUSTRIES
-------------------------------------------------------------------------------------------------
1.  Biovail Corp.                         1.5%     1.  Diversified Financial Services        8.1%
2.  XL Capital Ltd-Class A                1.4      2.  Pharmaceuticals                       5.0
3.  Laboratory Corp. of America Holdings  1.3      3.  Semiconductors                        4.6
4.  Orion Power Holdings, Inc.            1.3      4.  Electronic Equipment & Instruments    4.5
5.  Microchip Technology  Inc.            1.3      5.  Broadcasting & Cable TV               3.8
6.  First Health Group Corp.              1.3      6.  Managed Health Care                   3.4
7.  Intuit Inc.                           1.2      7.  Diversified Commercial Services       3.4
8.  Mettler-Toledo International Inc.     1.2      8.  Data Processing Services              3.4
9.  International Rectifier Corp.         1.2      9.  Health Care Distributors & Services   3.3
10. Alliance Data Systems Corp.           1.2      10. Application Software                  3.2

The fund's portfolio composition is subject to change, and there is no assurance that the fund will continue to hold any particular security.

=================================================================================================

year, some were more drastically affected than others. For example, information technology stocks were hit particularly hard. However, we were generally pleased with the performance of the fund's holdings in this sector. Within this sector, we shifted the focus to services companies, which have benefited from the outsourcing of data-processing functions and which have been less affected by the economic slowdown. We also focused on stocks of semiconductor companies.
    In addition to information technology, AIM Capital Development Fund had significant holdings in the financial, consumer discretionary, health care and industrial sectors. One of the better-performing sectors for the fund was health care. Demand for medical products and services tends to remain constant regardless of economic trends. The fund's holdings in the industrial sector, which has been hurt by weak demand, detracted from performance. Additionally, the fund owned an airline stock, whose value plummeted following the terrorist attacks.
    As of October 31, the fund had 118 holdings, about 20 fewer than at the start of the fiscal year. Mid-cap stocks made up nearly 80% of the fund's holdings.

WHAT WERE SOME OF THE LEADING STOCKS IN THE PORTFOLIO?

o Biovail develops timed-release drug delivery systems for use with existing drugs for the treatment of such conditions as asthma, hypertension and arthritis.
o XL Capital provides liability insurance and reinsurance. Its stock was hurt by the terrorist attacks, but it bounced back quickly and reached its market high for the fiscal year in October.
o Laboratory Corp. of America is one of the world's top providers of laboratory services, offering about 4,000 different types of tests.
o Orion Power provides power for New York City, and its stock plummeted following the terrorist attacks. However, this stock recovered significantly after a Houston firm bought Orion Power in October.
o Microchip Technology makes specialized embedded semiconductors for use in automotive, industrial, networking and other applications.
o First Health Group offers health care plans to employers throughout the United States.
o   Intuit is best known for its financial services software such as TurboTax.
o Mettler-Toledo International makes precision scales for the educational, pharmaceutical, cosmetics and precious metals markets.

WHAT WERE CONDITIONS LIKE AT THE CLOSE OF THE FISCAL YEAR?
At the close of the fiscal year, the situation was uncertain for markets and the economy. The nation's gross domestic product (GDP) contracted at a 1.1% annual rate in the third quarter of 2001, which was more than analysts initially estimated. The nation's unemployment rate rose from 4.9% in September to 5.4% in October, as companies cut more than 400,000 jobs in October--the most in 21 years. Concerns about the economy and the continued threat of terrorism eroded consumer confidence, which plummeted following the attacks.
    Still, there were positive signs. Congress and the White House were working on an economic stimulus package, and the Fed was maintaining a bias toward cutting interest rates. Steps had been taken to combat terrorism at home and abroad. Inflation remained low and oil prices were dropping, reducing fuel costs for corporations and consumers. Moreover, stocks were favorably priced, and there was a considerable amount of cash in lower-returning money market accounts that could potentially be deployed back into equities.

          See important fund and index disclosures inside front cover.

YOUR FUND'S LONG-TERM PERFORMANCE

AVERAGE ANNUAL TOTAL RETURNS

As of 10/31/01, including sales charges

================================================================================
CLASS A SHARES
Inception (6/17/96)        9.29%
5 Years                    7.75
1 Year                   -26.07

CLASS B SHARES
Inception (10/1/96)        7.59%
5 Years                    7.92
1 Year                   -25.62

CLASS C SHARES
Inception (8/4/97)         4.78%
1 Year                   -22.96

DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

In addition to returns as of the close of the six-month reporting period, industry regulations require us to provide average annual total returns (including sales charges) as of 9/30/01, the most recent calendar quarter-end, which were: Class A shares, one year, -29.22%; five years, 6.94%; inception, 9.03%. Class B shares, one year, -28.79%; inception, 7.15%. Class C shares, one year, -26.22%; inception, 4.40%.

================================================================================

RESULTS OF A $10,000 INVESTMENT

6/17/96-10/31/01

================================================================================
                   Fund         Russell      Russell
                 Class A        Mid-Cap       2500
                  Shares        Index        Index

6/17/96            9,450        10,000       10,000
                   8,977         9,381        9,268
10/31/96          10,480        10,396       10,158
                  11,131        11,324       11,092
                   9,648        11,096       10,564
                  12,766        13,321       12,713
10/31/97          13,768        13,387       13,116
                  13,503        13,819       13,219
                  15,744        15,645       14,857
                  13,797        14,639       13,210        [HYPO GRAPH]
10/31/98          12,180        13,985       12,106
                  13,974        15,478       13,453
                  13,302        16,572       13,987
                  14,144        16,636       14,648
10/31/99          14,400        16,376       14,284
                  17,811        17,724       16,344
                  20,296        19,226       17,427
                  19,835        19,054       17,229
10/31/00          20,591        20,264       17,609
                  20,387        20,163       18,016
                  18,927        19,280       17,337
                  19,047        18,898       17,464
10/31/01          16,114        16,613       15,465

                                                            Source: Lipper, Inc.

Past performance cannot guarantee comparable future results.

================================================================================
The chart compares AIM Capital Development Fund, Class A shares, to benchmark indexes. It is intended to give you a general idea of how your fund performed compared to the stock market over the period 6/17/96-10/31/01. (Index performance is from 6/30/96-10/31/01.)
    It is important to understand the difference between your fund and an index. An index measures the performance of a hypothetical portfolio, in this case the Russell 2500 Index and the Russell Midcap Index. Market indexes such as the Russell 2500 Index and the Russell Midcap Index are not managed, incurring no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return.
    Your fund's total return includes sales charges, expenses and management fees. Performance of the fund's Class A, B and C shares will differ due to different sales charges and class expenses. For fund performance calculations and indexes used in this report, please see the inside front cover.
    Since the last reporting period, AIM Capital Development Fund has elected to use the Russell 2500 Index as its benchmark instead of the Russell Midcap Index. The new index more closely resembles the securities in which the fund invests. The fund will no longer measure its performance against the Russell Midcap Index, the index published in previous reports to shareholders. Because this is the first reporting period since we have adopted the new index, SEC guidelines require that we compare the fund's performance to both the old index and the new index.
    Performance shown in the chart and table does not reflect deduction of taxes a shareholder would pay on fund distributions or redemption of fund shares. Performance for the indexes does not reflect the effects of taxes either.

AIM PRIVACY POLICY

We are always aware that when you invest in an AIM fund, you entrust us with more than your money. You also share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
    AIM collects nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former customers, to our affiliates or to service providers or other third parties except on the limited basis permitted by law.
    For example, we use this information to administer your accounts with us through such activities as sending you transaction confirmations, annual reports, prospectuses and tax forms. Even within AIM, only people involved with servicing your accounts have access to your information.
    To ensure the highest level of confidentiality and security, AIM maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our Web site--www.aimfunds.com. More detail is available to you at that site.

 A I M Capital Management, Inc. o A I M Distributors, Inc. o The AIM Family of
        Funds--Registered Trademark-- o AMVESCAP National Trust Company

                                  [LOCK IMAGE]

AIM eDELIVERY CAN REDUCE YOUR PAPER MAIL

You can have fund reports and prospectuses delivered electronically! When you sign up for eDelivery, we will e-mail you a link, and you will not receive a paper copy by mail. You may cancel the service at any time by visiting our Web site.
    To enroll, go to www.aimfunds.com, select "Your AIM Account," long in, click on the "Account Options" dropdown menu and select "eDelivery."
    If you receive your account statements, fund reports and prospectuses from your financial advisor, rather than directly from AIM, eDelivery is not accessible to you. Ask your financial advisor if his or her firm offers electronic delivery.

SCHEDULE OF INVESTMENTS
October 31, 2001

                                                            MARKET
                                               SHARES        VALUE
COMMON STOCKS & OTHER EQUITY INTERESTS-93.17%

ADVERTISING-0.91%

Lamar Advertising Co.(a)                       318,500   $  10,000,900
======================================================================

AEROSPACE & DEFENSE-0.47%

Aeroflex Inc.(a)                               350,100       5,135,967
======================================================================

AGRICULTURAL PRODUCTS-0.63%

Bunge Ltd.                                     391,400       6,896,468
======================================================================

APPAREL RETAIL-1.64%

Abercrombie & Fitch Co.-Class A(a)             324,900       6,114,618
----------------------------------------------------------------------
Ross Stores, Inc.                              378,200      11,837,660
======================================================================
                                                            17,952,278
======================================================================

APPLICATION SOFTWARE-3.22%

Intuit Inc.(a)                                 333,200      13,401,304
----------------------------------------------------------------------
Peregrine Systems, Inc.(a)                     181,000       2,613,640
----------------------------------------------------------------------
Secure Computing Corp.(a)                      410,400       6,710,040
----------------------------------------------------------------------
Synopsys, Inc.(a)                              268,900      12,638,300
======================================================================
                                                            35,363,284
======================================================================

AUTO PARTS & EQUIPMENT-1.09%

Gentex Corp.(a)                                286,300       6,813,940
----------------------------------------------------------------------
Lear Corp.(a)                                  167,800       5,151,460
======================================================================
                                                            11,965,400
======================================================================

BANKS-2.16%

Compass Bancshares, Inc.                       485,400      12,149,562
----------------------------------------------------------------------
Zions Bancorp                                  241,500      11,572,680
======================================================================
                                                            23,722,242
======================================================================

BROADCASTING & CABLE TV-3.79%

Cablevision Systems Corp.-Class A(a)           300,000      10,275,000
----------------------------------------------------------------------
Charter Communications, Inc.-Class A(a)        347,300       4,910,822
----------------------------------------------------------------------
Cox Radio, Inc.-Class A(a)                     300,000       6,510,000
----------------------------------------------------------------------
Entercom Communications Corp.(a)               100,000       3,370,000
----------------------------------------------------------------------
Hispanic Broadcasting Corp.(a)                 390,300       6,541,428
----------------------------------------------------------------------
Mediacom Communications Corp.(a)               739,700       9,926,774
======================================================================
                                                            41,534,024
======================================================================

BUILDING PRODUCTS-1.12%

American Standard Cos. Inc.(a)                 212,600      12,309,540
======================================================================

CASINOS & GAMING-1.08%

Harrah's Entertainment, Inc.(a)                406,200      11,832,606
======================================================================

CATALOG RETAIL-0.32%

Insight Enterprises, Inc.(a)                   218,550       3,551,438
======================================================================

                                                            MARKET
                                               SHARES        VALUE

COMPUTER & ELECTRONICS RETAIL-2.18%

Best Buy Co., Inc.(a)                          197,400   $  10,837,260
----------------------------------------------------------------------
CDW Computer Centers, Inc.(a)                  285,000      13,124,250
======================================================================
                                                            23,961,510
======================================================================

COMPUTER HARDWARE-0.57%

Apple Computer, Inc.(a)                        354,500       6,225,020
======================================================================

CONSUMER FINANCE-2.06%

AmeriCredit Corp.(a)                           262,900       4,074,950
----------------------------------------------------------------------
Countrywide Credit Industries, Inc.            242,900       9,698,997
----------------------------------------------------------------------
Metris Companies Inc.                          351,300       5,694,573
----------------------------------------------------------------------
Saxon Capital Acquisition Corp. (Acquired
  07/27/01; Cost $3,120,900)(a)(b)             309,000       3,128,625
======================================================================
                                                            22,597,145
======================================================================

DATA PROCESSING SERVICES-3.35%

BISYS Group, Inc. (The)(a)                     137,300       7,142,346
----------------------------------------------------------------------
Ceridian Corp.(a)                              664,700      10,960,903
----------------------------------------------------------------------
Certegy Inc.(a)                                385,250      10,979,625
----------------------------------------------------------------------
Concord EFS, Inc.(a)                           279,400       7,647,178
======================================================================
                                                            36,730,052
======================================================================

DIVERSIFIED COMMERCIAL SERVICES-3.41%

Edison Schools Inc.(a)                         669,100      12,612,535
----------------------------------------------------------------------
Equifax Inc.                                   502,300      11,231,428
----------------------------------------------------------------------
Iron Mountain Inc.(a)                          250,000       9,762,500
----------------------------------------------------------------------
Pre-Paid Legal Services, Inc.(a)               249,700       3,807,925
======================================================================
                                                            37,414,388
======================================================================

DIVERSIFIED FINANCIAL SERVICES-8.13%

Affiliated Managers Group, Inc.(a)             197,500      12,185,750
----------------------------------------------------------------------
Alliance Data Systems Corp.(a)                 826,100      13,217,600
----------------------------------------------------------------------
Allied Capital Corp.                           285,800       6,436,216
----------------------------------------------------------------------
Ambac Financial Group, Inc.                    240,600      11,548,800
----------------------------------------------------------------------
American Capital Strategies, Ltd.              413,600      10,244,872
----------------------------------------------------------------------
Legg Mason, Inc.                               145,100       6,110,161
----------------------------------------------------------------------
Phoenix Cos., Inc. (The)(a)                    658,100       8,456,585
----------------------------------------------------------------------
SEI Investments Co.                            261,600       8,044,200
----------------------------------------------------------------------
USA Education Inc.                             159,100      12,976,196
======================================================================
                                                            89,220,380
======================================================================

DRUG RETAIL-0.87%

Duane Reade, Inc.(a)                           317,400       9,496,608
======================================================================

ELECTRIC UTILITIES-2.20%

Constellation Energy Group, Inc.               432,400       9,672,788
----------------------------------------------------------------------
Orion Power Holdings, Inc.(a)                  560,600      14,469,086
======================================================================
                                                            24,141,874
======================================================================

                                                            MARKET
                                               SHARES        VALUE

ELECTRICAL COMPONENTS & EQUIPMENT-0.99%

Cooper Industries, Inc.                        279,100   $  10,801,170
======================================================================

ELECTRONIC EQUIPMENT & INSTRUMENTS-4.54%

Celestica Inc. (Canada)(a)                     300,000      10,296,000
----------------------------------------------------------------------
Garmin Ltd.(a)                                 495,000       8,320,950
----------------------------------------------------------------------
Mettler-Toledo International Inc.(a)           289,200      13,277,172
----------------------------------------------------------------------
Tektronix, Inc.(a)                             460,000       9,062,000
----------------------------------------------------------------------
Varian Inc.(a)                                 350,000       8,869,000
======================================================================
                                                            49,825,122
======================================================================

ENVIRONMENTAL SERVICES-0.95%

Republic Services, Inc.(a)                     636,100      10,419,318
======================================================================

FERTILIZERS & AGRICULTURAL CHEMICALS-0.96%

Monsanto Co.                                   335,600      10,504,280
======================================================================

FOREST PRODUCTS-1.09%

Plum Creek Timber Company, Inc.                434,400      12,002,472
======================================================================

GAS UTILITIES-0.56%

Kinder Morgan, Inc.(c)                         123,700       6,139,231
======================================================================

GENERAL MERCHANDISE STORES-1.27%

BJ's Wholesale Club, Inc.(a)(c)                160,500       8,148,585
----------------------------------------------------------------------
Dollar Tree Stores, Inc.(a)                    256,700       5,768,049
======================================================================
                                                            13,916,634
======================================================================

HEALTH CARE DISTRIBUTORS & SERVICES-3.28%

Apria Healthcare Group Inc.(a)                 450,700      10,366,100
----------------------------------------------------------------------
Laboratory Corp. of America Holdings(a)        170,200      14,671,240
----------------------------------------------------------------------
Lincare Holdings Inc.(a)                       426,300      10,955,910
======================================================================
                                                            35,993,250
======================================================================

HEALTH CARE FACILITIES-1.43%

LifePoint Hospitals, Inc.(a)                   149,100       4,648,938
----------------------------------------------------------------------
Triad Hospitals, Inc.(a)                       408,700      10,994,030
======================================================================
                                                            15,642,968
======================================================================

INSURANCE BROKERS-1.04%

Aon Corp.                                      301,000      11,450,040
======================================================================

IT CONSULTING & SERVICES-2.48%

Affiliated Computer Services, Inc.-Class A(a)  149,000      13,119,450
----------------------------------------------------------------------
SunGard Data Systems Inc.(a)                   169,800       4,278,960
----------------------------------------------------------------------
Titan Corp. (The)(a)                           373,400       9,756,942
======================================================================
                                                            27,155,352
======================================================================

LEISURE PRODUCTS-1.20%

Mattel, Inc.(a)                                694,700      13,150,671
======================================================================

LIFE & HEALTH INSURANCE-0.79%

Nationwide Financial Services, Inc.-Class A    203,900       6,936,678
----------------------------------------------------------------------
Principal Financial Group, Inc. (The)(a)        76,800       1,728,000
======================================================================
                                                             8,664,678
======================================================================

                                                            MARKET
                                               SHARES        VALUE

MANAGED HEALTH CARE-3.42%

Anthem, Inc.(a)                                267,800   $  11,215,464
----------------------------------------------------------------------
First Health Group Corp.(a)                    517,800      13,980,600
----------------------------------------------------------------------
Orthodontic Centers of America, Inc.(a)        392,400       9,900,252
----------------------------------------------------------------------
Trigon Healthcare, Inc.(a)                      39,000       2,394,210
======================================================================
                                                            37,490,526
======================================================================

MULTI-UTILITIES-1.41%

Aquila, Inc.(a)                                277,800       5,097,630
----------------------------------------------------------------------
UtiliCorp United Inc.                          348,300      10,320,129
======================================================================
                                                            15,417,759
======================================================================

NETWORKING EQUIPMENT-0.32%

Lantronix, Inc.(a)                             550,000       3,536,500
======================================================================

OIL & GAS DRILLING-0.54%

Santa Fe International Corp.                   243,200       5,919,488
======================================================================

OIL & GAS EQUIPMENT & SERVICES-1.21%

BJ Services Co.(a)                             334,000       8,547,060
----------------------------------------------------------------------
Key Energy Services, Inc.(a)                   539,500       4,693,650
======================================================================
                                                            13,240,710
======================================================================

OIL & GAS EXPLORATION & PRODUCTION-1.63%

Kerr-McGee Corp.                               204,300      11,767,680
----------------------------------------------------------------------
Murphy Oil Corporation                          76,400       6,073,800
======================================================================
                                                            17,841,480
======================================================================

PACKAGED FOODS-0.51%

Hershey Foods Corporation                       88,100       5,614,613
======================================================================

PAPER PRODUCTS-1.03%

Bowater Inc.                                   253,000      11,314,160
======================================================================

PHARMACEUTICALS-5.02%

Altana A.G. (Germany)                          246,500      11,538,123
----------------------------------------------------------------------
Biovail Corp. (Canada)(a)                      342,200      16,172,372
----------------------------------------------------------------------
ICN Pharmaceuticals, Inc.                      410,600       9,940,626
----------------------------------------------------------------------
Shire Pharmaceuticals Group PLC-ADR (United
  Kingdom)(a)                                  262,400      11,729,280
----------------------------------------------------------------------
Watson Pharmaceuticals, Inc.(a)                118,800       5,664,384
======================================================================
                                                            55,044,785
======================================================================

PROPERTY & CASUALTY INSURANCE-2.38%

ACE Ltd. (Bermuda)                             319,917      11,277,074
----------------------------------------------------------------------
XL Capital Ltd.-Class A (Bermuda)(c)           170,900      14,844,374
======================================================================
                                                            26,121,448
======================================================================

REAL ESTATE INVESTMENT TRUSTS-1.98%

Apartment Investment & Management Co.-Class A  251,090      10,538,247
----------------------------------------------------------------------
Mack-Cali Realty Corp.                         358,800      11,122,800
======================================================================
                                                            21,661,047
======================================================================

                                                            MARKET
                                               SHARES        VALUE

REINSURANCE-1.44%

Annuity and Life Reassurance Holdings, Ltd.
  (Bermuda)                                       170,700   $   3,967,068
-------------------------------------------------------------------------
Everest Re Group, Ltd. (Bermuda)                  177,700      11,879,245
=========================================================================
                                                               15,846,313
=========================================================================

RESTAURANTS-2.93%

Brinker International, Inc.(a)                    456,400      11,592,560
-------------------------------------------------------------------------
CEC Entertainment Inc.(a)                         134,100       5,195,034
-------------------------------------------------------------------------
Jack in the Box Inc.(a)                           159,700       3,928,620
-------------------------------------------------------------------------
Starbucks Corp.(a)                                668,000      11,436,160
=========================================================================
                                                               32,152,374
=========================================================================

SEMICONDUCTOR EQUIPMENT-0.94%

Novellus Systems, Inc.(a)                         153,300       5,063,499
-------------------------------------------------------------------------
Varian Semiconductor Equipment Associates,
  Inc.(a)                                         175,000       5,257,000
=========================================================================
                                                               10,320,499
=========================================================================

SEMICONDUCTORS-4.54%

Alpha Industries, Inc.(a)                         284,700       6,627,816
-------------------------------------------------------------------------
International Rectifier Corp.(a)                  376,500      13,218,915
-------------------------------------------------------------------------
Micrel, Incorporated(a)(c)                        152,000       3,822,800
-------------------------------------------------------------------------
Microchip Technology Inc.(a)                      447,975      13,985,780
-------------------------------------------------------------------------
Semtech Corp.(a)                                  321,000      12,117,750
=========================================================================
                                                               49,773,061
=========================================================================

SPECIALTY STORES-1.29%

Copart, Inc.(a)                                   133,700       3,924,095
-------------------------------------------------------------------------
Venator Group, Inc.(a)                            705,400      10,228,300
=========================================================================
                                                               14,152,395
=========================================================================

SYSTEMS SOFTWARE-1.61%

Adobe Systems Inc.                                433,000      11,431,200
-------------------------------------------------------------------------
Symantec Corp.(a)                                 112,500       6,186,375
=========================================================================
                                                               17,617,575
=========================================================================

                                                               MARKET
                                                  SHARES        VALUE

TELECOMMUNICATIONS EQUIPMENT-0.60%

Comverse Technology, Inc.(a)                      352,100   $   6,623,001
=========================================================================

WIRELESS TELECOMMUNICATION SERVICES-0.59%

Telephone and Data Systems, Inc.                   73,900       6,495,810
=========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $862,235,426)                         1,021,899,854
_________________________________________________________________________
=========================================================================

                                   NUMBER
                                     OF     EXERCISE   EXPIRATION
                                  CONTRACTS   PRICE       DATE
PUT OPTIONS PURCHASED-0.04%

GAS UTILITIES-0.01%

Kinder Morgan, Inc.                 1,237       45     Nov-01      46,387
=========================================================================

GENERAL MERCHANDISE STORES-0.01%

BJ's Wholesale Club, Inc.             800       50     Nov-01     114,000
=========================================================================

SEMICONDUCTORS-0.02%

Micrel, Incorporated                1,520       25     Nov-01     239,400
=========================================================================
    Total Put Options Purchased
      (Cost $831,576)                                             399,787
_________________________________________________________________________
=========================================================================

                                               SHARES
MONEY MARKET FUNDS-7.01%

STIC Liquid Assets Portfolio(d)                 38,451,632     38,451,632
-------------------------------------------------------------------------
STIC Prime Portfolio(d)                         38,451,632     38,451,632
=========================================================================
    Total Money Market Funds (Cost
      $76,903,264)                                             76,903,264
=========================================================================
TOTAL INVESTMENTS-100.22% (Cost $939,970,266)               1,099,202,905
=========================================================================
OTHER ASSETS LESS LIABILITIES-(0.22%)                          (2,398,433)
=========================================================================
NET ASSETS-100.00%                                         $1,096,804,472
_________________________________________________________________________
=========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a)  Non-income producing security.
(b) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The market value of this security at 10/31/01 represented 0.29% of the Fund's net assets.
(c)  A portion of this security is subject to call options written. See Note 8.
(d) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2001

ASSETS:

Investments, at market value (cost
  $939,970,266)*                                        $1,099,202,905
----------------------------------------------------------------------
Receivables for:
  Investments sold                                          14,301,949
----------------------------------------------------------------------
  Fund shares sold                                             709,238
----------------------------------------------------------------------
  Dividends                                                    676,916
----------------------------------------------------------------------
Investment for deferred compensation plan                       40,005
----------------------------------------------------------------------
Collateral for securities loaned                           108,019,789
----------------------------------------------------------------------
Other assets                                                    16,990
======================================================================
    Total assets                                         1,222,967,792
======================================================================

LIABILITIES:

Payables for:
  Investments purchased                                     12,977,906
----------------------------------------------------------------------
  Fund shares reacquired                                     2,710,734
----------------------------------------------------------------------
  Options written (premiums received
    $1,099,367)                                                810,408
----------------------------------------------------------------------
  Deferred compensation plan                                    40,005
----------------------------------------------------------------------
  Collateral upon return of securities loaned              108,019,789
----------------------------------------------------------------------
Accrued distribution fees                                    1,012,825
----------------------------------------------------------------------
Accrued trustees' fees                                           1,376
----------------------------------------------------------------------
Accrued transfer agent fees                                    443,051
----------------------------------------------------------------------
Accrued operating expenses                                     147,226
======================================================================
    Total liabilities                                      126,163,320
======================================================================
Net assets applicable to shares outstanding             $1,096,804,472
______________________________________________________________________
======================================================================

NET ASSETS:

Class A                                                 $  576,659,604
______________________________________________________________________
======================================================================
Class B                                                 $  454,017,599
______________________________________________________________________
======================================================================
Class C                                                 $   66,127,269
______________________________________________________________________
======================================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE:

Class A                                                     39,244,317
______________________________________________________________________
======================================================================
Class B                                                     32,190,014
______________________________________________________________________
======================================================================
Class C                                                      4,691,502
______________________________________________________________________
======================================================================
Class A:
  Net asset value per share                             $        14.69
----------------------------------------------------------------------
  Offering price per share: for the division
    symbol]
    (Net asset value of $14.69 divided by 94.50%)       $        15.54
______________________________________________________________________
======================================================================
Class B:
  Net asset value and offering price per
    share                                               $        14.10
______________________________________________________________________
======================================================================
Class C:
  Net asset value and offering price per
    share                                               $        14.10
______________________________________________________________________
======================================================================

* At October 31, 2001, securities with an aggregate market value of $105,883,145 were on loan to brokers.

STATEMENT OF OPERATIONS
For the year ended October 31, 2001

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $4,980)                                      $   8,028,457
------------------------------------------------------------
Dividends from affiliated money market funds       4,072,797
------------------------------------------------------------
Interest                                             201,533
------------------------------------------------------------
Security lending income                            2,216,701
============================================================
    Total investment income                       14,519,488
============================================================

EXPENSES:

Advisory fees                                      8,548,376
------------------------------------------------------------
Administrative services fees                         160,775
------------------------------------------------------------
Custodian fees                                       107,468
------------------------------------------------------------
Distribution fees -- Class A                       2,371,880
------------------------------------------------------------
Distribution fees -- Class B                       5,430,170
------------------------------------------------------------
Distribution fees -- Class C                         770,433
------------------------------------------------------------
Transfer agent fees -- Class A                     1,804,999
------------------------------------------------------------
Transfer agent fees -- Class B                     1,478,333
------------------------------------------------------------
Transfer agent fees -- Class C                       209,746
------------------------------------------------------------
Trustees' fees                                        12,820
------------------------------------------------------------
Other                                                471,840
============================================================
    Total expenses                                21,366,840
============================================================
Less: Fees waived                                     (3,281)
------------------------------------------------------------
    Expenses paid indirectly                         (25,515)
============================================================
    Net expenses                                  21,338,044
============================================================
Net investment income (loss)                      (6,818,556)
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES
  AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                           (7,222,320)
------------------------------------------------------------
  Foreign currencies                                 (52,237)
------------------------------------------------------------
  Option contracts written                         2,472,279
============================================================
                                                  (4,802,278)
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                         (304,959,228)
------------------------------------------------------------
  Foreign currencies                                  (9,726)
------------------------------------------------------------
  Option contracts written                        (1,233,187)
============================================================
                                                (306,202,141)
============================================================
Net gain (loss) from investment securities,
  foreign currencies and option contracts       (311,004,419)
============================================================
Net increase (decrease) in net assets
  resulting from operations                    $(317,822,975)
____________________________________________________________
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended October 31, 2001 and 2000

                                                                   2001              2000
                                                              --------------    --------------

OPERATIONS:

  Net investment income (loss)                                $   (6,818,556)   $  (13,081,906)
----------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies and option contracts                       (4,802,278)      213,082,772
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies and option
    contracts                                                   (306,202,141)      244,363,492
==============================================================================================
    Net increase (decrease) in net assets resulting from
      operations                                                (317,822,975)      444,364,358
==============================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                        (96,954,437)               --
----------------------------------------------------------------------------------------------
  Class B                                                        (81,364,674)               --
----------------------------------------------------------------------------------------------
  Class C                                                        (11,018,702)               --
----------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                         77,378,574       (58,539,325)
----------------------------------------------------------------------------------------------
  Class B                                                         52,952,759       (17,710,466)
----------------------------------------------------------------------------------------------
  Class C                                                         13,238,100         7,427,062
==============================================================================================
    Net increase (decrease) in net assets                       (363,591,355)      375,541,629
==============================================================================================

NET ASSETS:

  Beginning of year                                            1,460,395,827     1,084,854,198
==============================================================================================
  End of year                                                 $1,096,804,472    $1,460,395,827
______________________________________________________________________________________________
==============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $  950,485,964    $  813,799,595
----------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                         (62,566)          (49,180)
----------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies and option contracts          (13,130,799)      180,931,398
----------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies and option contracts                              159,511,873       465,714,014
==============================================================================================
                                                              $1,096,804,472    $1,460,395,827
______________________________________________________________________________________________
==============================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
October 31, 2001


NOTE 1-SIGNIFICANT ACCOUNTING POLICIES


AIM Capital Development Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eleven separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
     On October 31, 2001, undistributed net investment income (loss) was increased by $6,805,170, undistributed net realized gains increased by $77,894 and paid in capital decreased by $6,883,064 as a result of foreign currency transactions, net operating loss reclassifications, and other reclassifications. Net assets of the Fund were unaffected by the reclassifications discussed above.

C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
     The fund has a capital loss carryforward of $11,152,255 as of October 31, 2001 which may be carried forward to offset future taxable gains, if any, which expires, if not previously utilized, in the year 2009.

E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. Covered Call Options -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.

H. Put Options -- The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged.

I. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes based on relative net assets.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the first $350 million of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $350 million. Effective July 1, 2001, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the year ended October 31, 2001, AIM waived fees of $3,281.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2001, AIM was paid $160,775 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended October 31, 2001, AFS was paid $1,981,565 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended October 31, 2001, the Class A, Class B and Class C shares paid AIM Distributors $2,371,880, $5,430,170 and $770,433, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $233,900 from sales of the Class A shares of the Fund during the year ended October 31, 2001. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 2001, AIM Distributors received $19,079 in contingent deferred sales charges imposed on redemptions of Fund shares.

  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.
  During the year ended October 31, 2001, the Fund paid legal fees of $5,081 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

For the year ended October 31, 2001, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $22,028 and reductions in custodian fees of $3,487 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $25,515.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 2001, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.
  At October 31, 2001, securities with an aggregate value of $105,883,145 were on loan to brokers. The loans were secured by cash collateral of $108,019,789 received by the Fund and invested in affiliated money market funds as follows:
$54,009,894 in STIC Liquid Assets Portfolio and $54,009,895 in STIC Prime Portfolio. For the year ended October 31, 2001, the Fund received fees of $2,216,701 for securities lending.

NOTE 7-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 2001 was $1,581,209,021 and $1,609,231,992, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2001 is as follows:

Aggregate unrealized appreciation of
  investment securities                      $196,016,893
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                       (38,762,798)
=========================================================
Net unrealized appreciation of investment
  securities                                 $157,254,095
_________________________________________________________
=========================================================
Cost of investments for tax purposes is $941,948,810.


NOTE 8-CALL OPTION CONTRACTS

Transactions in call options written during the year ended October 31, 2001 are summarized as follows:

                                   CALL OPTION CONTRACTS
                                  -----------------------
                                  NUMBER OF     PREMIUMS
                                  CONTRACTS     RECEIVED
                                  ---------    ----------
Beginning of year                   7,963      $6,226,953
---------------------------------------------------------
Written                             8,299       3,114,723
---------------------------------------------------------
Closed                             (9,758)     (6,236,434)
---------------------------------------------------------
Expired                            (2,437)     (2,005,875)
=========================================================
End of year                         4,067      $1,099,367
_________________________________________________________
=========================================================

Open call option contracts written at October 31, 2001 were as follows:

                                                                                             OCTOBER 31,       UNREALIZED
                                            CONTRACT    STRIKE    NUMBER OF     PREMIUMS     2001 MARKET      APPRECIATION
ISSUE                                        MONTH      PRICE     CONTRACTS     RECEIVED        VALUE        (DEPRECIATION)
-----                                       --------    ------    ---------    ----------    ------------    --------------
BJ's Wholesale Club, Inc.                    Dec-01      $60          810      $  159,565      $ 30,375         $129,190
---------------------------------------------------------------------------------------------------------------------------
Kinder Morgan, Inc.                          Nov-01       55        1,237          76,691        27,833           48,858
---------------------------------------------------------------------------------------------------------------------------
Micrel Inc.                                  Feb-02       30        1,520         314,629       357,200          (42,571)
---------------------------------------------------------------------------------------------------------------------------
XL Capital Ltd -- Class A                    Nov-01       80          500         548,482       395,000          153,482
===========================================================================================================================
                                                                    4,067      $1,099,367      $810,408         $288,959
___________________________________________________________________________________________________________________________
===========================================================================================================================


NOTE 9-SHARE INFORMATION

Changes in shares outstanding during the years ended October 31, 2001 and 2000 were as follows:

                                                                           2001                            2000
                                                              ------------------------------    ---------------------------
                                                                 SHARES           AMOUNT          SHARES         AMOUNT
                                                              -------------    -------------    ----------    -------------
Sold:
  Class A                                                        10,419,720    $ 176,330,665     5,210,489    $ 111,276,526
---------------------------------------------------------------------------------------------------------------------------
  Class B                                                         3,656,256       60,895,695     3,984,927       81,378,727
---------------------------------------------------------------------------------------------------------------------------
  Class C                                                         1,125,563       18,758,747     1,124,727       23,107,989
===========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                         5,235,028       90,980,110            --               --
---------------------------------------------------------------------------------------------------------------------------
  Class B                                                         4,475,584       75,098,584            --               --
---------------------------------------------------------------------------------------------------------------------------
  Class C                                                           616,947       10,344,899            --               --
===========================================================================================================================
Reacquired:
  Class A                                                       (11,277,708)    (189,932,201)   (8,381,526)    (169,815,851)
---------------------------------------------------------------------------------------------------------------------------
  Class B                                                        (5,128,289)     (83,041,520)   (5,105,919)     (99,089,193)
---------------------------------------------------------------------------------------------------------------------------
  Class C                                                          (974,815)     (15,865,546)     (816,459)     (15,680,927)
===========================================================================================================================
                                                                  8,148,286    $ 143,569,433    (3,983,761)   $ (68,822,729)
___________________________________________________________________________________________________________________________
===========================================================================================================================


NOTE 10-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                        Class A
                                                              -----------------------------------------------------------
                                                                                YEAR ENDED OCTOBER 31,
                                                              -----------------------------------------------------------
                                                                2001        2000       1999(a)      1998(a)      1997(a)
                                                              --------    --------    ---------    ---------    ---------
Net asset value, beginning of period                          $  21.79    $  15.24    $   12.89    $   14.57    $   11.09
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment loss                                            (0.04)      (0.13)       (0.10)       (0.06)       (0.10)
-------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (4.27)       6.68         2.45        (1.62)        3.58
=========================================================================================================================
    Total from investment operations                             (4.31)       6.55         2.35        (1.68)        3.48
=========================================================================================================================
Less distributions from net realized gains                       (2.79)         --           --           --           --
=========================================================================================================================
Net asset value, end of period                                $  14.69    $  21.79    $   15.24    $   12.89    $   14.57
_________________________________________________________________________________________________________________________
=========================================================================================================================
Total return(b)                                                 (21.76)%     42.98%       18.23%      (11.53)%      31.38%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $576,660    $759,838    $ 579,514    $ 717,263    $ 577,685
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of expenses to average net assets                           1.33%(c)    1.28%        1.38%        1.28%        1.33%(d)
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.21)%(c)  (0.60)%      (0.70)%      (0.40)%      (0.83)%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Portfolio turnover rate                                            130%        101%         117%          78%          41%
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a)  Calculated using average shares outstanding.
(b)  Does not include sales charges.
(c)  Ratios are based on average daily net assets of $677,679,853.
(d) Excludes fee waiver. Ratio of expenses to average net assets including fee waiver was 1.38%.

                                                                                      CLASS B
                                                              --------------------------------------------------------
                                                                               YEAR ENDED OCTOBER 31,
                                                              --------------------------------------------------------
                                                                2001        2000      1999(a)     1998(a)     1997(a)
                                                              --------    --------    --------    --------    --------
Net asset value, beginning of period                          $  21.16    $  14.90    $  12.70    $  14.46    $  11.08
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.15)      (0.26)      (0.20)      (0.16)      (0.20)
----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (4.12)       6.52        2.40       (1.60)       3.58
======================================================================================================================
    Total from investment operations                             (4.27)       6.26        2.20       (1.76)       3.38
======================================================================================================================
Less distributions from net realized gains                       (2.79)         --          --          --          --
======================================================================================================================
Net asset value, end of period                                $  14.10    $  21.16    $  14.90    $  12.70    $  14.46
______________________________________________________________________________________________________________________
======================================================================================================================
Total return(b)                                                 (22.29)%     42.01%      17.32%     (12.17)%     30.51%
______________________________________________________________________________________________________________________
======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $454,018    $617,576    $451,508    $493,993    $297,623
______________________________________________________________________________________________________________________
======================================================================================================================
Ratio of expenses to average net assets                           1.99%(c)    1.99%       2.12%       2.02%       2.09%(d)
======================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.87)%(c)  (1.30)%     (1.44)%     (1.14)%     (1.59)%
______________________________________________________________________________________________________________________
======================================================================================================================
Portfolio turnover rate                                            130%        101%        117%         78%         41%
______________________________________________________________________________________________________________________
======================================================================================================================

(a)  Calculated using average shares outstanding.
(b)  Does not include contingent deferred sales charges.
(c)  Ratios are based on average daily net assets of $543,017,006.
(d) Excludes fee waiver. Ratio of expenses to average net assets including fee waiver was 2.14%.

                                                                                           CLASS C
                                                              ------------------------------------------------------------------
                                                                                                              AUGUST 4, 1997
                                                                       YEAR ENDED OCTOBER 31,             (DATE SALES COMMENCED)
                                                              -----------------------------------------        TO OCTOBER 31,
                                                               2001         2000      1999(a)     1998             1997(a)
                                                              -------      -------    -------    -------    ----------------------
Net asset value, beginning of period                          $ 21.15      $ 14.89    $ 12.69    $ 14.45           $ 13.48
----------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.14)       (0.25)     (0.20)     (0.16)            (0.06)
----------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (4.12)        6.51       2.40      (1.60)             1.03
==================================================================================================================================
    Total from investment operations                            (4.26)        6.26       2.20      (1.76)             0.97
==================================================================================================================================
Less distributions from net realized gains                      (2.79)          --         --         --                --
==================================================================================================================================
Net asset value, end of period                                $ 14.10      $ 21.15    $ 14.89    $ 12.69           $ 14.45
__________________________________________________________________________________________________________________________________
==================================================================================================================================
Total return(b)                                                (22.24)%      42.04%     17.34%    (12.18)%            7.20%
__________________________________________________________________________________________________________________________________
==================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $66,127      $82,982    $53,832    $48,293           $12,195
__________________________________________________________________________________________________________________________________
==================================================================================================================================
Ratio of expenses to average net assets                          1.99%(c)     1.99%      2.12%      2.02%             2.14%(d)(e)
==================================================================================================================================
Ratio of net investment income (loss) to average net assets     (0.87)%(c)   (1.30)%    (1.44)%    (1.14)%           (1.69)%(d)
__________________________________________________________________________________________________________________________________
==================================================================================================================================
Portfolio turnover rate                                           130%         101%       117%        78%               41%
__________________________________________________________________________________________________________________________________
==================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $77,043,292.
(d)  Annualized.
(e) Excludes fee waiver. Ratio of expenses to average net assets including fee waiver was 2.19%.

                       REPORT OF INDEPENDENT AUDITORS

                       To the Shareholders of AIM Capital Development Fund And Board of Trustees of AIM Equity Funds:

                       We have audited the accompanying statement of assets and liabilities of AIM Capital Development Fund (a portfolio AIM Equity Funds), including the schedule of investments, as of October 31, 2001, and the related statement of operations, statement of changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended October 31, 2000, and the financial highlights for each of the four years in the period then ended were audited by other auditors whose report dated December 6, 2000, expressed an unqualified opinion on those statements and financial highlights.
                         We conducted our audit in accordance with auditing
                       standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
                         In our opinion, the 2001 financial statements and
                       financial highlights referred to above present fairly, in all material respects, the financial position of AIM Capital Development Fund at October 31, 2001, and the results of its operations, changes in its net assets, and financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States.

                       ERNST & YOUNG LLP

                       Houston, Texas
                       December 10, 2001

BOARD OF TRUSTEES                                   OFFICERS                                 OFFICE OF THE FUND
Robert H. Graham                                    Robert H. Graham                         11 Greenway Plaza
Chairman, President and                             Chairman and President                   Suite 100
Chief Executive Officer                                                                      Houston, TX 77046
A I M Management Group Inc.                         Carol F. Relihan
                                                    Senior Vice President and Secretary      INVESTMENT ADVISOR
Frank S. Bayley
Partner, Baker & McKenzie                           Gary T. Crum                             A I M Advisors, Inc.
                                                    Senior Vice President                    11 Greenway Plaza
Bruce L. Crockett                                                                            Suite 100
Director                                            Dana R. Sutton                           Houston, TX 77046
ACE Limited;                                        Vice President and Treasurer
Formerly Director, President, and                                                            TRANSFER AGENT
Chief Executive Officer                             Melville B. Cox
COMSAT Corporation                                  Vice President                           A I M Fund Services, Inc.
                                                                                             P.O. Box 4739
Owen Daly II                                        Edgar M. Larsen                          Houston, TX 77210-4739
Formerly, Director                                  Vice President
Cortland Trust, Inc.                                                                         CUSTODIAN
                                                    Mary J. Benson
Albert R. Dowden                                    Assistant Vice President and             State Street Bank and Trust Company
Chairman,                                           Assistant Treasurer                      225 Franklin Street
The Cortland Trust, Inc. and                                                                 Boston, MA 02110
DHJ Media, Inc.; and                                Sheri Morris
Director, Magellan Insurance Company,               Assistant Vice President and             COUNSEL TO THE FUND
Formerly Director, President and                    Assistant Treasurer
Chief Executive Officer,                                                                     Ballard Spahr
Volvo Group North America, Inc.; and                                                         Andrews & Ingersoll, LLP
Senior Vice President, AB Volvo                                                              1735 Market Street
                                                                                             Philadelphia, PA 19103
Edward K. Dunn Jr.
Formerly, Chairman, Mercantile Mortgage Corp.;                                               COUNSEL TO THE TRUSTEES
Vice Chairman and President,
Mercantile-Safe Deposit & Trust Co.; and                                                     Kramer, Levin, Naftalis & Frankel LLP
President, Mercantile Bankshares                                                             919 Third Avenue
                                                                                             New York, NY 10022
Jack M. Fields
Chief Executive Officer                                                                      DISTRIBUTOR
Twenty First Century Group, Inc.;
Formerly Member                                                                              A I M Distributors, Inc.
of the U.S. House of Representatives                                                         11 Greenway Plaza
                                                                                             Suite 100
Carl Frischling                                                                              Houston, TX 77046
Partner
Kramer, Levin, Naftalis & Frankel LLP                                                        AUDITORS

Prema Mathai-Davis                                                                           Ernst & Young LLP
Member, Visiting Committee,                                                                  1221 McKinney, Suite 2400
Harvard University Graduate School                                                           Houston, TX 77010-2007
of Education, New School University,
Formerly Chief Executive Officer,
YWCA of the U.S.A.

Lewis F. Pennock
Partner, Pennock & Cooper

Ruth H. Quigley
Private Investor

Louis S. Sklar
Executive Vice President
Hines Interests
Limited Partnership

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended October 31, 2001, 3.77% is eligible for the dividends received deduction for corporations. The Fund distributed capital gains of $91,361,382 for the Fund's tax year ended October 31, 2001, which will be taxed as long-term gain.

                             EQUITY FUNDS

     DOMESTIC EQUITY FUNDS                INTERNATIONAL/GLOBAL EQUITY FUNDS             A I M Management Group Inc. has provided
                                                                                        leadership in the mutual fund industry since
       MORE AGGRESSIVE                             MORE AGGRESSIVE                      1976 and managed approximately $141 billion
                                                                                        in assets for 10.1 million shareholders,
AIM Small Cap Opportunities(1)           AIM Developing Markets                         including individual investors, corporate
AIM Mid Cap Opportunities(1)             AIM European Small Company                     clients and financial institutions, as of
AIM Large Cap Opportunities(1)           AIM Asian Growth                               September 30, 2001.
AIM Emerging Growth                      AIM International Emerging Growth                  The AIM Family of Funds--Registered
AIM Small Cap Growth                     AIM Global Aggressive Growth                   Trademark-- is distributed nationwide, and
AIM Aggressive Growth                    AIM European Development                       AIM today is the tenth-largest mutual fund
AIM Mid Cap Growth                       AIM Euroland Growth                            complex in the United States in assets under
AIM Dent Demographic Trends              AIM International Equity                       management, according to Strategic Insight,
AIM Constellation                        AIM Global Growth                              an independent mutual fund monitor. AIM is a
AIM Large Cap Growth                     AIM Worldwide Spectrum                         subsidiary of AMVESCAP PLC, one of the
AIM Weingarten                           AIM Global Trends                              world's largest independent financial
AIM Small Cap Equity                     AIM International Value(3)                     services companies with $361 billion in
AIM Capital Development                                                                 assets under management as of September 30,
AIM Charter                                      MORE CONSERVATIVE                      2001.
AIM Mid Cap Equity
AIM Select Equity(2)                            SECTOR EQUITY FUNDS
AIM Value II
AIM Value                                        MORE AGGRESSIVE
AIM Blue Chip
AIM Basic Value                          AIM New Technology
AIM Large Cap Basic Value                AIM Global Telecommunications and Technology
AIM Balanced                             AIM Global Energy(4)
AIM Basic Balanced                       AIM Global Infrastructure
                                         AIM Global Financial Services
      MORE CONSERVATIVE                  AIM Global Health Care
                                         AIM Global Utilities
                                         AIM Real Estate(5)

                                                 MORE CONSERVATIVE

                               FIXED-INCOME FUNDS

  TAXABLE FIXED-INCOME FUNDS             TAX-FREE FIXED-INCOME FUNDS

       MORE AGGRESSIVE                           MORE AGGRESSIVE

 AIM High Yield II                       AIM High Income Municipal
 AIM High Yield                          AIM Municipal Bond
 AIM Strategic Income                    AIM Tax-Free Intermediate
 AIM Income                              AIM Tax-Exempt Cash
 AIM Global Income
 AIM Intermediate Government                     MORE CONSERVATIVE
 AIM Floating Rate
 AIM Limited Maturity Treasury
 AIM Money Market

      MORE CONSERVATIVE

When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change. (1) Closed to new investors. (2) On July 13, 2001, AIM Select Growth Fund was renamed AIM Select Equity Fund. (3) On July 1, 2001, AIM Advisor International Value Fund was renamed AIM International Value Fund. (4) On September 1, 2001, AIM Global Resources Fund was renamed AIM Global Energy Fund. (5) On July 1, 2001, AIM Advisor Real Estate Fund was renamed AIM Real Estate Fund. FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING THE RISKS, SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. If used as sales material after January 20, 2002, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter-end.

[DALBAR AWARD LOGO APPEARS HERE]                        [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--
                                                        INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

                                                                        CDV-AR-1
A I M DISTRIBUTORS, INC.